Earnings Call: Q4 - FY25 December 1, 2025

Safe Harbor Statement Except for historical information, the matters discussed in this presentation are forward-looking statements that involve risks and uncertainties. Words like “believe,” “will”, “can”, “expect,” “anticipate” and similar expressions (or the negative of such terms, as well as other words or expressions referencing future events, conditions or circumstances) mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: effectiveness of our new operational structure, our ability to maintain our competitive advantages and commercialize AI and cloud-enabled solutions, evolving regulatory and data privacy standards governing AI technologies, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly, annual and current reports and filed with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non- GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation.

Fourth Quarter 2025 Highlights ($0.03) Diluted EPS $17.5M Revenue 20% Adj. EBITDA Margin -6% Revenue Decline Current period Prior Year Comparison (FY24) $0.10 Adj. Diluted EPS $18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +19% $0.18 Revenue Growth Adj. Diluted EPS

Full year 2025 Highlights ($3.22) Diluted EPS (1) $79.2M Revenue 28% Adj. EBITDA Margin +13% Revenue Growth Current period Prior Year Comparison (FY24) $1.03 Adj. Diluted EPS $70.0M Revenue $0.49 Diluted EPS 29% Adj. EBITDA Margin +18% Revenue Growth $0.95 (1) Diluted EPS includes a non-cash impairment charge of $77.2 million Adj. Diluted EPS

Software Highlights $18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +19% Revenue Growth $0.18 Adj. Diluted EPS -10% Q4 Revenue Decline -3% Q4 Revenue Decline +3% Q4 Revenue Growth +22% Q4 Revenue Growth -63% Q4 Revenue Decline +5% FY Revenue Growth +1% FY Revenue Growth +14% FY Revenue Growth +26% FY Revenue Growth +206% FY Revenue Growth General – Overall software revenue decline of 9% for 4Q25 and 12% growth for full year – Renewal rates impacted by client consolidations and site closures GastroPlus® DEVELOPMENT MonolixSuite™ DEVELOPMENT QSP/QST Software DEVELOPMENT Pro-ficiency® CLINICAL OPS ADMET Predictor® DISCOVERY

Services Highlights $18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +19% Revenue Growth $0.18 Adj. Diluted EPS -10% Q4 Revenue Decline +18% Q4 Revenue Growth -50% Q4 Revenue Decline +70% Q4 Revenue Growth FY Revenue Decline FY Revenue Growth FY Revenue Decline FY Revenue Growth -14% +5% -26% +622% – Overall services revenue decline of 3% for 4Q25 and revenue growth of 15% for FY25 – Total backlog $18.0M, over 91% expected to be converted to revenue within 12 months General PKPD Services DEVELOPMENT QSP/QST Services DEVELOPMENT Med Comm Services COMMERCIALIZATION PBPK Services DEVELOPMENT

$18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +19% Revenue Growth $0.18 Adj. Diluted EPS Financial Results

Revenue - Q4 FY25 52% 48% Software Services 53% 47% Software Services (in millions) Software Revenue Decline Total Revenue Decline Services Revenue Decline -6% -9% -3% 4Q25 Mix 4Q24 Mix $9.3 $9.9 $9.0 $6.3 $8.8 $8.4 $15.6 $18.7 $17.5 Software Services 4Q23 4Q24 4Q25

Revenue - Fiscal 2025 58% 42% Software Services 59% 41% Software Services (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +13% +12% +15% FY25 Mix FY24 Mix $36.5 $41.0 $45.8 $23.1 $29.0 $33.4$59.6 $70.0 $79.2 Software Services FY23 FY24 FY25

Software Solutions as % of Software Revenue 18% 77% 5% 4Q25 17% 75% 8% FY25 GastroPlus® • 11 new clients • 8 upsells to existing clients ADMET Predictor® • 9 new clients • 5 upsells to existing clients MonolixSuite™ • 7 new clients • 5 upsells to existing clients Fourth Quarter Highlights Discovery Development Discovery Development Clinical Ops Discovery Development Clinical Ops

Software Performance Metrics - Q4 FY25 $88 $89 $94 4Q23 4Q24 4Q25 Avg. Revenue per Client (in thousands) Commercial Clients Renewal Rate (fee based) 85% 87% 83% 4Q23 4Q24 4Q25

Software Performance Metrics - Fiscal 2025 Avg. Revenue per Client (in thousands) Renewal Rate (fee based) $126 $129 $143 FY23 FY24 FY25 92% 93% 88% FY23 FY24 FY25 283 302 311 FY23 FY24 FY25 Commercial Clients Clients (end of period)

Services Solutions as % of Services Revenue 23% 77% 4Q25 24% 76% FY25 Development Commercialization Development Commercialization

Services Performance Metrics $19.5 $12.3 $14.6 $1.8 $3.4 $19.5 $14.1 $18.0 Development Commercialization 4Q23 4Q24 4Q25 212 153 138 97 53 212 250 191 Development Commercialization 4Q23 4Q24 4Q25 Total Projects Backlog (in millions)

Income Statement Summary - Q4 FY25 (1) (in millions, except Diluted EPS and Adjusted Diluted EPS) 4Q25 % of Rev 4Q24 % of Rev Revenue $17.5 100% $18.7 100% Cost of revenue 7.6 44% 11.8 63% Gross profit 9.8 56% 6.8 37% R&D 1.7 10% 1.9 10% S&M 2.7 15% 2.6 14% G&A excluding nonrecurring 4.8 27% 1.8 9% Nonrecurring 0.1 —% 1.7 9% Total operating expense 9.2 53% 8.0 43% Income (loss) from operations 0.7 4% (1.2) (6%) Income before income taxes 0.9 5% 0.9 5% Income tax benefit (1.6) (9%) — —% Net (loss) income ($0.7) (4%) $0.8 5% Diluted EPS ($0.03) $0.04 Adjusted EBITDA $3.5 20% $4.1 22% Adjusted Diluted EPS $0.10 $0.18 (1) Numbers may not add due to rounding

Income Statement Summary - Fiscal 2025 (1) (in millions, except Diluted EPS and Adjusted Diluted EPS) FY25 % of Rev FY24 % of Rev Revenue $79.2 100% $70.0 100% Cost of revenue 33.0 42% 26.9 38% Gross profit 46.2 58% 43.2 62% R&D 6.9 9% 5.8 8% S&M 11.9 15% 8.9 13% G&A excluding nonrecurring 19.5 25% 19.7 28% Nonrecurring 78.7 99% 2.6 4% Total operating expense 117.0 148% 37.0 53% (Loss) income from operations (70.7) (89%) 6.1 9% (Loss) income before income taxes (69.4) (88%) 12.4 18% Income tax benefit (expense) 4.7 6% (2.5) (4%) Net (loss) income ($64.7) (82%) $10.0 14% Diluted EPS ($3.22) $0.49 Adjusted EBITDA $22.0 28% $20.3 29% Adjusted Diluted EPS $1.03 $0.95 (1) Numbers may not add due to rounding

Balance Sheet Summary (1) (in millions) (1) Numbers may not add due to rounding August 31, 2025 August 31, 2024 Cash and short-term investments $32.4 $20.3 Other current assets 19.2 19.1 Long term assets 80.4 157.3 Total assets $131.9 $196.6 Current liabilities 6.7 12.1 Long-term liabilities 0.4 2.1 Total liabilities 7.1 14.2 Shareholders’ equity 124.8 182.4 Total liabilities and shareholders’ equity $131.9 $196.6

Fiscal 2026 Guidance Guidance Total Revenue $79M - $82M Total Revenue Growth 0% - 4% Software Revenue Mix 57% - 62% Adjusted EBITDA (1) Margin 26% - 30% Adjusted Diluted EPS (2) $1.03 - $1.10 (1) Adjusted EBITDA represents net income excluding the effect of interest expense (income), provision (benefit) for income taxes, depreciation and amortization, equity-based compensation expense, loss (gain) on currency exchange, impairment charges, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance. (2) Adjusted net income and adjusted diluted earnings per share exclude the effect of amortization, equity-based compensation expense, loss (gain) on currency exchange, impairment charges, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance as well as the income tax provision adjustment for such charges.

Adjusted EBITDA Non-GAAP Reconciliation (1) 4Q25 4Q24 FY25 FY24 Net (loss) income ($681) $843 ($64,718) $9,954 Excluding: Interest income and expense, net (239) (213) (722) (4,375) Provision for income taxes 1,570 20 (4,659) 2,457 Depreciation and amortization 1,354 2,206 8,211 5,665 Stock-based compensation 1,389 1,387 5,814 5,940 (Gain) loss on currency exchange 9 (431) (13) (386) Impairments — — 77,221 — Loss from disposal of fixed assets — — 23 — Change in value of contingent consideration — (1,370) (640) (1,639) Reorganization expense 202 — 1,462 — Mergers & Acquisitions expense (142) 1,706 (9) 2,641 Adjusted EBITDA $3,462 $4,148 $21,970 $20,257 (in thousands) (1) Numbers may not add due to rounding

Adjusted Diluted EPS Non-GAAP Reconciliation (1) 4Q25 4Q24 FY25 FY24 Net (loss) Income ($681) $843 ($64,718) $9,954 Excluding: Amortization 1,242 2,059 7,667 5,163 Stock-based compensation 1,389 1,387 5,814 5,940 (Gain) loss on currency exchange 9 (431) (13) (386) Mergers & Acquisitions expense (142) 1,706 (9) 2,641 Change in value of contingent consideration — (1,370) (640) (1,639) Reorganization expense 202 — 1,462 — Impairments — — 77,221 — Loss from disposal of fixed assets — — 23 — Tax effect on above adjustments (27) (554) (6,146) (2,320) Adjusted Net income $1,992 $3,640 $20,661 $19,353 Diluted weighted-avg. common shares outstanding 20,127 20,338 20,101 20,301 Diluted EPS ($0.03) $0.04 ($3.22) $0.49 Adjusted Diluted EPS $0.10 $0.18 $1.03 $0.95 (in thousands, except Diluted EPS and Adjusted Diluted EPS) (1) Numbers may not add due to rounding

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